                                                                       EXHIBIT 6

                                                                November 4, 2009

  POWERS OF SIGNATURE IN THE PHOENIX PENSION AND PROVIDENT FUND MANAGEMENT LTD.
                          (HEREINAFTER: THE "COMPANY")

In accordance with a resolution of the Board of Directors, the powers of signature in the Company as of November 11, 2009 are as follows:

GENERAL RIGHTS OF SIGNATURE

     1.   The signatures of two directors from Group A shall bind the Company in any matter for an unlimited amount.

     2.   ***

     3.   ***

     4.   ***

     5.   ***

SIGNATURE LIMITATIONS

     6.   ***

DELEGATION AND REVOCATION OF POWERS

     7.   ***

     8.   ***

     9.   ***

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       GROUP A                  GROUP B                  GROUP C
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***                      ***                     ***
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***                      ***                     ***
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***                      ***                     ***
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***                      ***
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***                      ***
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David David              ***
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***
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***
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***
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Orly Kronman Dagan
-----------------------  ----------------------- -------------------------
***
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I hereby certify that the aforesaid resolutions of the Board of Directors were duly adopted and are binding on the Company for all intents and purposes.

                                                             Best Regards,

                                                             /s/ Viki Tamam
                                                             --------------
                                                             Viki Tamam, Adv.
                                                             Legal Department
                                                             Company Secretary

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